        Exhibit FS-1(c)
   LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                           ENERGY               POWERGEN               CHEMICALS
                                                                             $                     $                       $
   Shareholders' equity
             Capital stock                                              1,374,504,930         8,350,625,249            213,827,734
             Additional paid-in capital                                 5,134,807,932                     -          5,329,776,018
             Retained earnings                                          4,858,025,163        -2,248,501,298            747,648,296
             Accumulated Other comprehensive income                      -709,114,234          -387,978,163           -384,778,794
             Treasury stock                                                         -                     -                      -
        Shareholders' equity                                           10,658,223,791         5,714,145,788          5,906,473,254

        Minority interests
             Minority interests in capital and retained earnings        3,554,654,659           136,901,143             38,042,142
             Minority interests in profit                                 548,411,499            11,079,043              6,653,494
             Minority interests in losses                                  41,663,915                     -              2,536,097
        Minority interests                                              4,061,402,243           147,980,186             42,159,539

   Accrued liabilities
             Provisions for pensions                                    5,572,570,480           857,817,600          2,614,177,234
             Provisions for taxes (without deferred taxes)              1,708,402,338            74,884,016            303,939,663
             Provisions for nuclear waste management                   12,770,596,216                     -                      -
             Miscellaneous                                              5,962,907,641         2,050,074,555          1,768,189,773
        Accrued liabilities                                            26,014,476,675         2,982,776,171          4,686,306,670

   Liabilities
             Bonds                                                        983,571,498         4,826,356,845             91,545,205
             Bank loans/Liabilities to banks                            2,495,825,229            19,851,529          1,587,657,089
             Bills payable                                                          -           142,941,384              7,064,501
             Liabilities related to banking operations                              -                     -                      -
             Comm. Paper, Medium Term Note, Inh.schuldv.                  293,276,865                     -                      -
             Liabilities from leases                                       10,489,568                     -              1,296,707
             Financial Liabilities to affiliated companies              1,257,721,912         5,405,955,652          1,050,083,061
             Financial Liabilities to companies
               in which participating interests are held                1,903,016,076                     -                      -
             Other financial liabilities                                  416,936,449                     -            174,357,409
        Total financial liabilities                                     7,360,837,597        10,395,105,410          2,912,003,972

             Accounts payable                                             744,960,978         1,978,841,193            951,359,053
             Liabilities to affiliated companies                          205,449,753            19,820,656             26,662,782
             Liabilities to companies in which participating
               interests are held                                         107,938,492                     0             23,286,946
             Capital expenditure grants                                   273,199,020                     0             12,239,094
             Construction grants from energy consumers                  3,673,975,128                     0                      0
             Advance payments (deferred revenue)                           66,845,641            79,779,182              2,623,236
             Other operating liabilities                                4,232,448,925           623,104,890            313,679,597
        Total operating liabilities                                     9,304,817,937         2,701,545,921          1,329,850,708

        Total liabilities                                              16,665,655,534        13,096,651,331          4,241,854,680

        Liabilities of disposal groups                                              -                     -                      -

   Deferred income/Deferred taxes
             Deferred taxes                                             4,307,870,110         1,249,941,649            891,004,936
             Deferred income                                              426,577,098            86,413,246             24,503,856

   Total liabilities and stockholders' equity                          62,134,205,451        23,277,908,371         15,792,302,935



                                                                                                    HOLDING /     CONSOLIDATED
   LIABILITIES AND STOCKHOLDERS' EQUITY                           REAL ESTATE       SUBTOTAL         OTHERS        12/31/2002
                                                                       $               $                $               $

   Shareholders' equity                                             189,280,000   10,128,237,913  -8,257,069,912    1,871,168,001
             Capital stock                                          238,102,906   10,702,686,856   1,155,793,656   11,858,480,512
             Additional paid-in capital                           1,082,318,139    4,439,490,300   9,572,640,458   14,012,130,758
             Retained earnings                                      -29,766,875   -1,511,638,066     718,541,597     -793,096,469
             Accumulated Other comprehensive income                           -                -     269,329,314      269,329,314
             Treasury stock                                       1,479,934,170   23,758,777,003   2,920,576,485   26,679,353,488
        Shareholders' equity

        Minority interests                                          390,300,777    4,119,898,721   1,988,577,378    6,108,476,099
             Minority interests in capital and
               retained earnings                                     39,912,013      606,056,049     153,982,172      760,038,221
             Minority interests in profit                            29,926,544       74,126,556      23,098,819       97,225,375
             Minority interests in losses                           400,286,246    4,651,828,214   2,119,460,731    6,771,288,945
        Minority interests

   Accrued liabilities                                              202,981,486    9,247,546,800     281,654,665    9,529,201,465
             Provisions for pensions                                 42,955,547    2,130,181,564     795,782,219    2,925,963,783
             Provisions for taxes (without deferred taxes)                    -   12,770,596,216               -   12,770,596,216
             Provisions for nuclear waste management                225,315,419   10,006,487,388     449,458,275   10,455,945,663
             Miscellaneous                                          471,252,452   34,154,811,968   1,526,895,159   35,681,707,127
        Accrued liabilities

   Liabilities                                                                -    5,901,473,548   7,696,071,962   13,597,545,510
             Bonds                                                2,135,131,648    6,238,465,495     350,637,092    6,589,102,587
             Bank loans/Liabilities to banks                                  -      150,005,885              (1)     150,005,884
             Bills payable                                                    -                -               -                -
             Liabilities related to banking operations                        -      293,276,865   1,686,049,054    1,979,325,919
             Comm. Paper, Medium Term Note, Inh.schuldv.                      -       11,786,275               -       11,786,275
             Liabilities from leases                                869,726,864    8,583,487,489  -8,407,549,538      175,937,951
             Financial Liabilities to affiliated companies
             Financial Liabilities to companies
               in which participating interests are held                      -    1,903,016,076     508,372,662    2,411,388,738
             Other financial liabilities                            518,474,638    1,109,768,496    -180,905,414      928,863,082
        Total financial liabilities                               3,523,333,150   24,191,280,129   1,652,675,817   25,843,955,946

             Accounts payable                                        38,016,568    3,713,177,792      51,397,700    3,764,575,492
             Liabilities to affiliated companies                    -42,780,875      209,152,316     -18,506,827      190,645,489
             Liabilities to companies in which
               participating interests are held
             Capital expenditure grants                               4,443,118      135,668,556         730,645      136,399,201
             Construction grants from energy consumers                        0      285,438,114               0      285,438,114
             Advance payments (deferred revenue)                              0    3,673,975,128               0    3,673,975,128
             Other operating liabilities                            310,169,716      459,417,775       1,389,525      460,807,300
        Total operating liabilities                                  80,825,562    5,250,058,974     991,973,679    6,242,032,653
                                                                    390,674,089   13,726,888,655   1,026,984,722   14,753,873,377
        Total liabilities
                                                                  3,914,007,239   37,918,168,784   2,679,660,539   40,597,829,323
        Liabilities of disposal groups
                                                                    371,391,196      371,391,196     -18,755,446      352,635,750
   Deferred income/Deferred taxes
             Deferred taxes
             Deferred income                                        305,286,647    6,754,103,342    -345,870,484    6,408,232,858
                                                                    144,820,678      682,314,878     414,446,239    1,096,761,117
   Total liabilities and stockholders' equity                     7,086,978,628  108,291,395,385   9,296,413,223  117,587,808,608


          raw and column totals may reflect small rounding errors
                                          exchange rate: 1 $ US =  (euro) 0.96


   LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                         ENERGY              POWERGEN             CHEMICALS
                                                                         (EURO)               (EURO)               (EURO)
   Shareholders' equity
            Capital stock                                             1,321,639,356        8,029,447,355         205,603,590
            Additional paid-in capital                                4,937,315,319                    -       5,124,784,633
            Retained earnings                                         4,671,178,041       -2,162,020,479         718,892,592
            Accumulated Other comprehensive income                     -681,840,610         -373,055,926        -369,979,610
            Treasury stock                                                        -                    -                   -
       Shareholders' equity                                          10,248,292,106        5,494,370,950       5,679,301,205

       Minority interests
            Minority interests in capital and retained earnings       3,417,937,172          131,635,714          36,578,983
            Minority interests in profit                                527,318,749           10,652,926           6,397,590
            Minority interests in losses                                 40,061,457                    -           2,438,555
       Minority interests                                             3,905,194,464          142,288,640          40,538,018

   Accrued liabilities
            Provisions for pensions                                   5,358,240,846          824,824,615       2,513,631,956
            Provisions for taxes (without deferred taxes)             1,642,694,556           72,003,862         292,249,676
            Provisions for nuclear waste management                  12,279,419,438                    -                   -
            Miscellaneous                                             5,733,565,039        1,971,225,534       1,700,182,474
       Accrued liabilities                                           25,013,919,879        2,868,054,011       4,506,064,106

   Liabilities
            Bonds                                                       945,741,825        4,640,727,736          88,024,236
            Bank loans/Liabilities to banks                           2,399,831,951           19,088,009       1,526,593,355
            Bills payable                                                         -          137,443,638           6,792,789
            Liabilities related to banking operations                             -                    -                   -
            Comm. Paper, Medium Term Note, Inh.schuldv.                 281,996,986                    -                   -
            Liabilities from leases                                      10,086,123                    -           1,246,834
            Financial Liabilities to affiliated companies             1,209,347,992        5,198,034,281       1,009,695,251
            Financial Liabilities to companies in which
              participating interests are held                        1,829,823,150                    -                   -
            Other financial liabilities                                 400,900,432                    -         167,651,355
       Total financial liabilities                                    7,077,728,459        9,995,293,664       2,800,003,820

            Accounts payable                                            716,308,633        1,902,731,916         914,768,320
            Liabilities to affiliated companies                         197,547,839           19,058,323          25,637,290
            Liabilities to companies in which participating
              interests are held                                        103,787,012                    -          22,391,294
            Capital expenditure grants                                  262,691,365                    -          11,768,360
            Construction grants from energy consumers                 3,532,668,392                    -                   -
            Advance payments (deferred revenue)                          64,274,655           76,710,752           2,522,342
            Other operating liabilities                               4,069,662,428          599,139,317         301,614,997
       Total operating liabilities                                    8,946,940,324        2,597,640,308       1,278,702,603

       Total liabilities                                             16,024,668,783       12,592,933,972       4,078,706,423

       Liabilities of disposal groups                                             -                    -                   -

   Deferred income/Deferred taxes
            Deferred taxes                                            4,142,182,798        1,201,866,970         856,735,515
            Deferred income                                             410,170,287           83,089,660          23,561,400

   Total liabilities and stockholders' equity                        59,744,428,317       22,382,604,203      15,184,906,667




   LIABILITIES AND STOCKHOLDERS' EQUITY                                                               HOLDING /   CONSOLIDATED
                                                                    REAL ESTATE       SUBTOTAL        OTHERS       12/31/2002
                                                                      (euro)          (euro)          (euro)          (euro)

   Shareholders' equity
            Capital stock                                           182,000,000     9,738,690,301  -7,939,490,300    1,799,200,001
            Additional paid-in capital                              228,945,102    10,291,045,054   1,111,340,054   11,402,385,108
            Retained earnings                                     1,040,690,518     4,268,740,672   9,204,461,980   13,473,202,652
            Accumulated Other comprehensive income                  -28,621,995    -1,453,498,141     690,905,383     -762,592,758
            Treasury stock                                                    -                 -     258,970,494      258,970,494
       Shareholders' equity                                       1,423,013,625    22,844,977,886   2,808,246,623   25,653,224,509

       Minority interests
            Minority interests in capital and retained earnings     375,289,209     3,961,441,078   1,912,093,633    5,873,534,711
            Minority interests in profit                             38,376,936       582,746,201     148,059,781      730,805,982
            Minority interests in losses                             28,775,523        71,275,535      22,210,402       93,485,937
       Minority interests                                           384,890,622     4,472,911,744   2,037,943,012    6,510,854,756

   Accrued liabilities
            Provisions for pensions                                 195,174,506     8,891,871,923     270,821,793    9,162,693,716
            Provisions for taxes (without deferred taxes)            41,303,411     2,048,251,505     765,175,209    2,813,426,714
            Provisions for nuclear waste management                           -    12,279,419,438               -   12,279,419,438
            Miscellaneous                                           216,649,441     9,621,622,488     432,171,419   10,053,793,907
       Accrued liabilities                                          453,127,358    32,841,165,354   1,468,168,421   34,309,333,775

   Liabilities
            Bonds                                                             -     5,674,493,797   7,400,069,193   13,074,562,990
            Bank loans/Liabilities to banks                       2,053,011,200     5,998,524,515     337,151,049    6,335,675,564
            Bills payable                                                     -       144,236,427               -      144,236,427
            Liabilities related to banking operations                         -                 -               -                -
            Comm. Paper, Medium Term Note, Inh.schuldv.                       -       281,996,986   1,621,201,013    1,903,197,999
            Liabilities from leases                                           -        11,332,957               -       11,332,957
            Financial Liabilities to affiliated companies           836,275,831     8,253,353,355  -8,084,182,248      169,171,107
            Financial Liabilities to companies in which
              participating interests are held                                -     1,829,823,150     488,819,867    2,318,643,017
            Other financial liabilities                             498,533,306     1,067,085,093    -173,947,514      893,137,579
       Total financial liabilities                                3,387,820,337    23,260,846,280   1,589,111,360   24,849,957,640

            Accounts payable                                         36,554,392     3,570,363,261      49,420,866    3,619,784,127
            Liabilities to affiliated companies                     -41,135,457       201,107,995     -17,795,025      183,312,970
            Liabilities to companies in which participating
              interests are held                                      4,272,229       130,450,535         702,543      131,153,078
            Capital expenditure grants                                        -       274,459,725               -      274,459,725
            Construction grants from energy consumers                         -     3,532,668,392               -    3,532,668,392
            Advance payments (deferred revenue)                     298,240,112       441,747,861       1,336,081      443,083,942
            Other operating liabilities                              77,716,887     5,048,133,629     953,820,846    6,001,954,475
       Total operating liabilities                                  375,648,163    13,198,931,398     987,485,311   14,186,416,709

       Total liabilities                                          3,763,468,500    36,459,777,678   2,576,596,671   39,036,374,349

       Liabilities of disposal groups                               357,106,919       357,106,919     -18,034,082      339,072,837

   Deferred income/Deferred taxes
            Deferred taxes                                          293,544,853     6,494,330,136    -332,567,773    6,161,762,363
            Deferred income                                         139,250,652       656,071,999     398,505,998    1,054,577,997

   Total liabilities and stockholders' equity                     6,814,402,529   104,126,341,716   8,938,858,870  113,065,200,586